SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
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                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):
                               September 19, 1997


     THE GILLETTE COMPANY (Exact Name of Registrant as Specified in Charter)





Delaware                      1-911                        04-1366970
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(State or other          (Commission File Number)         (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)



           4800 Prudential Tower Building, Boston, Massachusetts 02199
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (617) 421-7000



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report


                            Total Number of Pages: 5
                         Exhibit Index Appears on Page 5

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                                        2


Item 5.  Other Events.

     On September 19, 1997, made an announcement described in Exhibit 1 which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Exhibit

    1             The Gillette Company press release dated September 19,
                  1997.

                                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                            THE GILLETTE COMPANY
                                                                    (Registrant)


                                                        By: \JOSEPH E. MULLANEY\
                                                       Name:  Joseph E. Mullaney
                                                        Title:  Vice Chairman of
                                                                       the Board



September 19, 1997
(Date)

                                  Exhibit Index


Exhibit                  Exhibit Description                     Sequential
   No.                                                           Page No.
    1               The Gillette Company press
                    release dated September 19, 1997.